SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 16, 2002

GATX Corporation
(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission file number)	36-1124040 (I.R.S. employer identification number)

500 West Monroe Street,
Chicago, Illinios 60661-3676
(Address of principal executive offices)

Registrant’s telephone number, including area code (312) 621-6200

Item 5. Other Events

     GATX Corporation (NYSE:GMT) today made available a slide presentation prepared for fixed income investors. The slide presentation, available herein and at www.gatx.com, covers a broad range of topics including a general business overview, an update on the company’s air portfolio, cash flow analysis, and comments regarding the 2002 first quarter expected results.

     Regarding the 2002 first quarter, the company indicated that it expects to report earnings in the range of $.35-$.40 per diluted share. The expected results, which slightly exceed First Call consensus estimates, reflect continued weakness in the company’s primary markets, driven largely by economic conditions. GATX will provide further details on its first quarter results on Tuesday, April 23rd via its first quarter earnings release and investor conference call.

Item 7. Financial Statements and Exhibits

99a.	GATX Corporation Presentation, dated April 2002, submitted to the SEC along with the electronic submission of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Brian A. Kenney

Brian A. Kenney Vice President and Chief Financial Officer (Duly Authorized Officer)
Date: April 16, 2002

EXHIBIT 99a

GATX Corporation

Fixed Income Presentation

April 2002

NYSE: GMT

GATX Corporation Fixed Income Presentation April 2002 NYSE: GMT

Finance and leasing company with scale - - $7.7 billion in assets
Leadership positions in core businesses
Rail business provides excellent cash flow stability
Strong balance sheet
Poised to benefit from economic recovery

Overview

Strategic Focus in 2000-2001

Focused the company on its finance and leasing operations
Conservative redeployment of approximately $1 billion of after-tax sale proceeds
Strengthened balance sheet
Realizing significant cost savings

Overview

GATX | Overview

Credit Ratings

Moody's

S&P

- Long-term debt: BBB
- CP: A-3
- Credit Watch

4

Credit Ratings Long-term debt: Baa3 CP: Prime-3 Outlook: Stable Overview S&P Long-term debt: BBB CP: A-3 Credit Watch Moody's

Asset Mix

Owned and Off Balance Sheet
$7.7 billion NBV as of 12/31/01

Overview

North America's largest tank car lessor; 103 years experience
Third largest commercial aircraft operating lessor worldwide; 35 years experience
Largest independent information technology lessor; 20 years experience

Rail

49

Corporate/Other

2

Air

18

Technology

12

Specialty

14

Venture

5

GATX

Financial Performance

INCOME PER SHARE

$2.10
$2.25
$2.62
$3.01
$3.37
$2.23
96
97*
98
99
00**
01***

*1997 excludes $163 after-tax restructuring charge

**2000 excludes $98 after-tax litigation charge

*** Excludes effect of $63 after-tax non-comparable items

6

INCOME PER SHARE

*1997 excludes $163 after-tax restructuring charge
**2000 excludes $98 after-tax litigation charge
*** Excludes effect of $63 after-tax non-comparable items

$2.10

$2.25

$3.37

$2.62

96 97* 98  99 00** 01***

$3.01

$2.23

Entered year with economic concern
End markets
Rail slow, but stable
Tech volume down, profits up
Air turmoil post 9/11
Exiting telecom
Conservative use of proceeds: near-term dilution
Q1 2002 EPS expected to be $0.35 - $0.40

Financial Performance

Rail

Unique franchise: North America's largest tank car lessor, leading locomotive lessor, own or have interest in 164,000 railcars
Leading service provider to shippers in chemical, petroleum, and food industries
Utilization remains above 90% despite recession
Term contracts limit revenue risk in downturn
Expanding international presence; over 30,000 cars and growing

Rail 49%

GATX | Rail

GATX Railcar Fleet

Open Hoppers 4%
Other 8%
Intermodal 5%
Boxcars/ Gondolas 11%
Covered Hoppers 18%
Tank Cars 54%

U.S. Tankcar Market Share
Lease Market

GATX 36%
GE Railcar 18%
Other 13%
Union Tank Car 33%

8

GATX Railcar Fleet

Rail

U.S. Tankcar Market Share
Lease Market

Tankcars

54%

Covered Hoppers

18%

Boxcars/Gondolas

11%

Intermodal

5%

Other

8%

Open Hoppers

4%

Union Tank Car

33%

Other
13%

GE Railcar
18%

GATX

36%

GATX | Rail

Customer Profile

Revenue Distribution by Credit Rating

(Top 50 Customers)

NR
19%
AAA & AA
25%
BB or <
13%
A
12%
BBB
31%

Based on Full Service Fleet

9

Rail

Customer Profile

Revenue Distribution by Credit Rating
(Top 50 Customers)

AAA & AA
25%

A
12%

BBB
31%

BB or <
13%

NR
19%

Based on Full Service Fleet

Over 700 customers
Blue chip customer list
Excellent credit quality, virtually no credit charge-offs

Rail

Railcar demand impacted by the recession

Chemical industry has undergone major changes: consolidation, manufacturing rationalization

GATX has taken appropriate action
Limited new car orders to customer-specific requests
Maximizing fleet revenue
Pursuing selective international expansion
Expense reduction

Recent Market Trends

Outlook

Managing through downturn; foundation in place for solid recovery
Excess car inventory reduced
New car supply dropping dramatically
Customers operating lean fleets
Economic recovery will be springboard for improved performance
Growth opportunities from fleet acquisitions and international

Rail

Air Third largest commercial aircraft operating lessor worldwide Focused on newer, narrow-body aircraft Geographically diverse customer base Owned aircraft (173) Managed aircraft (130) Air 18%

Air

Aircraft Investment by Aircraft Type

Aircraft by Region

Other
11%
South
America
12%
Europe
42%
Asia
13%
North
America
22%

NBV of Owned Aircraft
as of 12/31/01

13

Aircraft Investment by Aircraft Type

Other
11%

A300-310
2%

MD-80/DC-9
4%

B757
12%

B737 Family
27%

A320 Family
44%

Aircraft by Region

Air

Other
11%

South America
12%

Asia
13%

North America
22%

Europe
42%

NBV of Owned Aircraft
as of 12/31/01

GATX | Air

Portfolio Quality

AOG-LOI
1.97%
AOG-Available
0.62%
Utilized
97.41%

Aircraft on Ground (AOG) Letter of Intent (LOI)

Aircraft on Ground - Available

- 1 x MD-83

14

Portfolio Quality Aircraft on Ground (AOG) Letter of Intent ( LOI) 2 x A320-200 1 x ERJ-145LR Utilized 97.41% AOG-LOI 1.97% AOG-Available 0.62% Aircraft on Ground - Available 1 x MD-83 Air

Air

Strong portfolio quality, only 1 aircraft on the ground and available, representing less than 1% of NBV
Renewal schedule includes 7 aircraft (3.7% NBV) in 2002 and 11 aircraft in 2003 coming off lease
New Aircraft:

    2002  2003  2004
Deliveries *  16  6  5

Leased/LOI 15  1 --

* Refers to owned aircraft for which GATX has direct remarketing responsibility

Aircraft Portfolio

GATX | Air

Outlook

Revenue Passenger Miles (RPM's)

Mil

2500
2000
1500
1000
500
0
1970
1980
1990
2000
2001E

Source: International Civil Aviation Organization

16

Outlook

Recent progress is encouraging and GATX portfolio is well positioned with experienced management team
Optimistic on long-term fundamentals of industry

Air

Source: International Civil Aviation Organization

Revenue Passenger Miles (RPM’s)

Mil

2001E

2000

1990

1980

1970

2500

2000

1500

1000

500

0

Technology

Information technology equipment leasing
Focus on Fortune 1000 companies and highly financeable credits
Active in North America, Europe
Portfolio characterized by excellent diversification across customers and equipment types

Information
technology 12%

Investment Portfolio

Communications
11%

Other
24%

Mainframe
3%

PC/Client Server
41%

Mid-Range
21%

GATX Technology

Business Profile:

Lease Term Outcome
% Buyout or Renewal

90%
69%
70%
55%
62%
97
98
99
'00
2001

18

Business Profile:

Avg. Contract Size: $215,000
Avg. Term: 34 months
NBV of equipment with top customer: 6.1%
NBV of equipment with top 50 customers: 65.1%
Avg. Booked Residual:
 10% - 15%
Strong Residual Realization

Technology

Lease Term Outcome
% Buyout or Renewal

97
90%

98
69%

99
70%

00
55%

2001
62%

Outlook

Discretionary technology spending down
Weak economy serves to enhance current returns
Economic recovery should lead to renewed IT spending cycle
Portfolio acquisitions offer substantial opportunities for growth

Technology

Venture

Secured financing for early-stage companies
Small exposures, short maturities
Attractive returns with warrant-based upside
Focus on:
Enhanced transaction security
Appropriate asset allocation in context of overall GATX

Customer Mix by Industry

Other
18%

Network Equip.
21%

Software/ASP
17%

Diversified High Tech
14%

Business Services
11%

Pharmaceutical/Medical/Life Sciences
19%

Venture 5%

Specialty

Diversified portfolio acquisitions, third-party asset management, and selected investments with partners
Historically included large originated transactions
Led to volatile results
Focus on:
Portfolio and secondary market acquisitions consistent with GATX’s core markets
Third-party asset management
Small "R&D" investments with partners

Portfolio Mix

Aircraft
22%

Marine
25%

Other
29%

Production -- Equipment
18%

Real Estate
6%

Specialty 14%

Investment in Joint Ventures

Investment Mix

Air
55%
Rail
21%
Other
Specialty
12%
Pitney
Bowes
JV
10%
Specialty
22%
Other
2%

$953 million as of 12/31/01

22

Investment in Joint Ventures

$953 million as of 12/31/01

Investment Mix

Rail
21%

Other Specialty
12%

Pitney Bowes JV
10%

Other
2%

Air
55%

Specialty
22%

Long history of partnerships
Increase scale
Diversify
Enter new markets
Partnerships focused on hard assets in core markets
Only $131 MM of affiliates' debt is guaranteed by GATX

Top 10 Co-investments & Partnerships

Name Sector GATX Investment % Stake in Affiliate Partners

Cooperative Association Air $115.0 30% Five major financial institutions

PBG Capital Partners Specialty 96.9 55.6% Pitney-Bowes Credit Corp.

Pembroke Group Air 74.8 50% Rolls-Royce Plc

GATX 737-800 Partners Air 66.7 25.1% Four major financial institutions

Alpha Partnerships Air 65.3 50% Rolls-Royce Plc

AAE Cargo Rail 63.8 37.5% Ahaus Alstatter Eisenbahn (AAE) AG

Javelin Leasing Limited Air 63.5 50% One major aircraft lessor

Locomotive Leasing Partners Rail 62.0 50% General Motors Electro-Motive Division

KVG Rail 50.9 49.5% KVG Kesselwagen

GATX 737-800 Partners III Air 36.6 26% One major aircraft lessor and three major financial institutions $695.5

Credit Statistics

2001 2000 1999 1998 1997

Total Assets, excluding cash $7,369.1 $7,033.0 $6,028.5 $5,132.3 $5,005.8

Reservable assets 1,569.9 1,541.2 1,106.7 1,019.4 1,177.9

Financial Services investments 2,839.7 2,629.7 2,008.6 1,474.4 1,339.9

Allowance for losses 94.2 95.2 113.5 133.6 126.6

Allowance as a percentage of reservable assets 6.0% 6.2% 10.3% 13.1% 10.7%

Net charge-offs and asset impairments and write-downs 207.2 41.6 31.1 3.4 3.9

Net charge-offs-impairments/write-downs as a percentage of average total assets 2.9% 0.6% 0.6% 0.1% 0.1%

Non-performing investments 96.4 78.4 62.2 26.5 50.3

Non-performing investments as a percentage of Financial Services investments 3.4% 3.0% 3.1% 1.8% 3.8%

Debt

Capital Structure

S-T, net of unrestricted cash 105.6
Long-Term debt
On Balance Sheet
Recourse 2,897.3
Non-recourse 728.2
Off Balance Sheet
Recourse 1,183.2
Non-recourse 423.5
Capital Lease Obligations 163.0
Total Debt 5,500.8
Shareholders' Equity 881.8
Allowance for Possible Losses 94.2
Recourse Leverage* 4.5

12/31/01

*Recourse Leverage = (Recourse Debt, Net of Unrestricted Cash)/
  (Shareholders' Equity + Allowance for Possible Losses)

GATX | GATX Corporation

Leverage

Recourse Debt / (Equity + Loss Reserves)
6.00
5.00
4.00
3.00
2.00
4.0x
4.3x
5.5x
4.5x
4.5x
1998
1999
2000
2001
2002F

26

GATX Corporation Leverage Recourse Debt / (Equity + Loss Reserves) 1998 1999 2000 2001 2002F 4.0x 4.3x 5.5x 4.5x 4.5x

Liquidity Summary

  2002 2003

Committed Investment Volume and Capex 803.5 228.5
Short-term Debt Maturities 288.5 --
Debt Maturities 573.6 695.0
Non-recourse Debt Maturities 308.1 173.0
Lease Payments 216.2 206.0
Dividends 62.1 64.0
Cash Outflows 2,252.0 1,366.5

Portfolio Proceeds and CFO 1,122.9 1,084.2
Financings 1,144.3 210.8
Cash Inflows 2,267.2 1,295.0

Available Cash & Year End 173.7 102.2

Cash Forecast

Liquidity Summary

  1999 2000 2001 2002E 2003E

Cash From Operations 273.1 397.8 355.7 492.9 370.4
Finance Lease Streams 147.3 151.7 252.3 214.1 136.5
Loan Principal 88.7 160.6 216.0 165.1 151.3
Proceeds From Sale
of Equity Securities 14.7 52.3 35.2 -- --
JV Flows 46.6 84.8 209.6 120.0 111.8
Asset Remarketing 220.4 178.4 318.3 130.8 314.2

Portfolio Proceeds and CFO 790.8 1,025.6 1,387.1 1,122.9 1,084.2

Portfolio Proceeds

Liquidity Summary

 2002 Financings Status $ Amt

Convertible Preferred Issuance Completed $170.0
Aircraft Warehouse Facility Completed $142.2
NRD Issuance Completed $65.5
Secured Rail Term Financing $79 Funded $92.5
ECA Financing* Partially Funded $206.1
Ex-Im Financing* Approved $318.0
Bank Conduit Commercial Paper Pending $150.0
   $1,144.3

*Total ECA Financing of $719MM and total Ex-Im Financing of $385MM

Contractual Future Receipts

$3.4 Billion
1300
1100
900
700
500
300
100
1,159
721
452
300
190
609
2002
2003
2004
2005
2006
Beyond

30

Contractual Future Receipts $3.4 Billion 2002 2003 2004 2005 2006 Beyond 1159 721 452 300 190 609

Finance and leasing company with scale - - $7.7 billion in assets
Leadership positions in core businesses
Rail business provides excellent cash flow stability
Strong balance sheet
Poised to benefit from economic recovery

Summary

Certain statements within this presentation may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate,""expects," "intend," "predict," or "project," and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to, general economic conditions and/or the market changes resulting from the events of September 11, 2001; aircraft and railcar lease rates and utilization levels; conditions in the capital markets and the potential for a downgrade in our credit rating, either of which could have an effect on our borrowing costs or our ability to access the markets for commercial paper or secured and unsecured debt; dynamics affecting customers within the chemical, petroleum and food industries; competitors in the rail and air markets who may have access to capital at lower costs than GATX; write-downs and/or provisions within GATX’s portfolio; and general market conditions in the rail, air, technology, venture, and other large-ticket leasing industries.

Forward-Looking Statements